Exhibit 99.1
For immediate release
April 18, 2007
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2007
DALLAS – April 18, 2007 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the first quarter of 2007.
•	EPS increased 12% for the quarter

•	Net income increased 10%

•	Loans held for investment grew 28%

•	Total deposits grew 25%
“We are pleased to report another good quarter with strong loan growth and excellent credit experience,” said Jody Grant, Chairman of Texas Capital Bancshares. “We continue to evaluate all aspects of our business and make those decisions that optimize the potential for the future.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q1 2007	Q1 2006	% Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$7,586	$6,907	10%
Diluted EPS(1)	$.29	$.26	12%
ROA(1)	.84%	.92%
ROE(1)	12.12%	12.71%
Diluted Shares	26,441	26,568

BALANCE SHEET
Total Assets(1)	$3,807,232	$3,158,044	21%
Demand Deposits	507,686	481,410	5%
Total Deposits	3,086,737	2,463,719	25%
Loans Held for Investment	2,885,963	2,263,007	28%
Total Loans(1)	3,094,037	2,358,404	31%
Stockholders’ Equity	263,616	221,766	19%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $7.6 million for the first quarter of 2007 compared to $6.9 million for the first quarter of 2006. On a fully diluted basis, earnings per share from continuing operations were $.29 for the three months ended March 31, 2007, compared to $.26 for the same quarter last year, an increase of 12 percent. Results of discontinued operations were net income of $36,000 and net loss of $264,000 for the first quarter 2007 and 2006, respectively. Due to the minor differences between reported earnings and income from continuing operations, the discussion below relates only to continuing operations.
Return on average equity was 12.12 percent and return on average assets was .84 percent for the first quarter of 2007, compared to 12.71 and .92 percent, respectively, for the first quarter of 2006.
Net interest income was $31.7 million for the first quarter of 2007, compared to $26.9 million for the first quarter of 2006. The increase was due to an increase in average earning assets of $580.1 million over levels reported in the first quarter of 2006. The increase in average earning assets included a $599.4 million increase in average loans held for investment and an increase of $85.1 million in average loans held for sale, offset by a decrease of $100.5 million in average securities. The net interest margin in the first quarter of 2007 was 3.78 percent, a 9 basis point decrease from the first quarter of 2006 and an 8 basis point decrease from the fourth quarter of 2006.
Average total deposits increased by $640.8 million from the first quarter of 2006 and by $129.2 from the fourth quarter of 2006. For the same periods, the average balance of demand deposits decreased by 1.3% to $439.1 million from $445.0 million and decreased $31.6 million from the fourth quarter of 2006. Average interest bearing liabilities increased $570.9 million from the first quarter of 2006, net of a $142.8 million decrease in other borrowings.
Key measures of credit quality remained favorable. In the first quarter of 2007, net recoveries were $386,000, compared to net recoveries of $12,000 in the first quarter of 2006 and net charge-offs of $838,000 in the fourth quarter of 2006. For the most recent 12-month period, the net charge-off ratio was .06 percent. Non-accrual loans were $8.8 million, or .31 percent of loans at the end of the first quarter of 2007, compared to $6.0 million, or .27 percent of loans at the end of first quarter of 2006, and $9.1 million, or .33 percent at the end of the fourth quarter of 2006. Loans 90 days past due and still accruing were $4.8 million at the end of the first quarter of 2007 compared to $2.8 million at the end of the first quarter of 2006. At March 31, 2007, the $4.8 million of past due loans included $3.4 million of loans that were paid off in early April, and $928,000 in premium finance loans. The premium finance loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. The Company recorded a $1.2 million provision for loan losses in the first quarter of 2007, compared to $0 in the first quarter of 2006 and $1.0 million in the fourth quarter of 2006. Reserve coverage of historical losses, non-performing assets and classified loans remains strong. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the first quarter of 2007 increased $1.4 million, or 37 percent, to $5.1 million from $3.7 million in the first quarter of 2006. The increase is primarily related to a $946,000 increase in rental income on leased equipment from $513,000 to $1.5 million related to expansion of our operating lease portfolio. Trust fee income increased $234,000 due to continued growth of trust assets.
Non-interest expense for the first quarter of 2007 increased $4.0 million, or 20 percent, to $24.1 million from $20.1 million in the first quarter of 2006. The increase is primarily related to a $2.8 million increase in salaries and employee benefits to $14.6 million from $11.8 million, of which $825,000 relates to an increase in FAS 123R expense. The remaining increase in salaries and employee benefits resulted from the total number of employees related to the addition of the premium finance business and general business growth. Expansion of the operating lease portfolio resulted in an increase of $826,000 in equipment depreciation expense to $1.2 million from $381,000 in the first quarter of 2007.
On March 30, 2007, Texas Capital Bank completed the sale of its TexCap Insurance Services subsidiary; the sale is, accordingly, reported as a discontinued operation. Historical operating results of TexCap and the net after-tax gain of $1.09 million from the sale are reflected as discontinued operations in the financial statements and schedules.
Subsequent to the end of the quarter, Texas Capital Bank and the purchaser of its residential mortgage loan division (RML) agreed to terminate and settle the contractual arrangements related to the sale of the division, which had been completed as of the end of the third quarter of 2006. As a consequence, the Company will complete the winding up of RML’s activities. Results of discontinued operations include an after-tax charge of $1.06 million for the first quarter of 2007, representing estimated and actual costs associated with the exiting of RML’s remaining activities.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2007	2006	2006	2006	2006

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$67,163	$66,178	$62,848	$57,434	$50,666
Interest expense	35,496	34,346	32,747	28,421	23,799

Net interest income	31,667	31,832	30,101	29,013	26,867
Provision for loan losses	1,200	1,000	750	2,250	—

Net interest income after provision for loan losses	30,467	30,832	29,351	26,763	26,867
Non-interest income	5,136	4,833	4,478	3,989	3,742
Non-interest expense	24,095	23,993	21,635	21,156	20,129

Income from continuing operations before income taxes	11,508	11,672	12,194	9,596	10,480
Income tax expense	3,922	3,958	4,157	3,273	3,573

Net income from continuing operations	7,586	7,714	8,037	6,323	6,907
Income (loss) from discontinued operations (after-tax)	36	356	(167)	18	(264)

Net income	$7,622	$8,070	$7,870	$6,341	$6,643

Diluted EPS from continuing operations	$.29	$.29	$.30	$.24	$.26
Diluted EPS	$.29	$.31	$.30	$.24	$.25

Diluted shares	26,440,556	26,373,726	26,411,834	26,524,552	26,567,893

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$3,807,232	$3,658,505	$3,463,009	$3,381,099	$3,158,044
Loans held for investment	2,885,963	2,722,097	2,543,059	2,417,814	2,263,007
Loans held for sale	208,074	199,014	151,255	133,112	95,397
Securities	508,296	532,053	554,732	573,053	604,987
Demand deposits	507,686	513,930	467,750	532,130	481,410
Total deposits	3,086,737	3,069,330	2,776,648	2,922,494	2,463,719
Other borrowings	331,118	211,559	338,801	173,730	441,991
Long-term debt	113,406	113,406	113,406	72,168	46,394
Stockholders’ equity	263,616	253,515	239,792	224,693	221,766

End of period shares	26,101,994	26,065,124	26,031,829	25,940,874	25,854,651
Book value (excluding securities gains/losses)	$10.27	$9.82	$9.50	$9.20	$8.94

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.78%	3.86%	3.80%	3.87%	3.87%
Return on average assets	.84%	.87%	.94%	.78%	.92%
Return on average equity	12.12%	12.53%	13.83%	11.36%	12.71%
Non-interest income to earning assets	.61%	.58%	.56%	.53%	.53%
Efficiency ratio	65.5%	65.4%	62.6%	64.1%	65.8%
Non-interest expense to earning assets	2.86%	2.89%	2.71%	2.80%	2.87%
From consolidated
Net interest margin	3.77%	3.84%	4.01%	4.10%	4.09%
Return on average assets	.84%	.90%	.91%	.78%	.88%
Return on average equity	12.18%	13.11%	13.54%	11.39%	12.22%

Tier 1 capital ratio	9.8%	9.7%	11.1%	10.1%	9.6%
Total capital ratio	11.1%	11.2%	11.8%	10.7%	10.3%
Tier 1 leverage ratio	9.5%	9.2%	10.2%	9.1%	8.6%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	March 31,	March 31,	%
	2007	2006	Change

Assets
Cash and due from banks	$106,653	$108,429	(2)%
Federal funds sold	20	—	100%
Securities, available-for-sale	508,296	604,987	(16)%
Loans held for sale	208,074	95,398	N/M
Loans held for sale from discontinued operations	12,525	34,887	(64)%
Loans held for investment (net of unearned income)	2,885,963	2,263,007	28%
Less: Allowance for loan losses	22,589	18,909	19%

Loans held for investment, net	2,863,374	2,244,098	28%
Premises and equipment, net	34,350	21,155	62%
Accrued interest receivable and other assets	78,492	71,573	10%
Goodwill and intangibles, net	7,973	12,405	(36)%

Total assets	$3,819,757	$3,192,932	20%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$507,686	$481,410	5%
Interest bearing	1,621,299	1,478,730	10%
Interest bearing in foreign branches	957,752	503,579	90%

Total deposits	3,086,737	2,463,719	25%

Accrued interest payable	7,895	4,857	63%
Other liabilities	16,985	14,205	20%
Federal funds purchased	288,640	263,187	10%
Repurchase agreements	42,478	103,642	(59)%
Other borrowings	—	75,162	(100)%
Long-term debt	113,406	46,394	N/M

Total liabilities	3,556,141	2,971,166	20%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares – 100,000,000 Issued shares – 26,101,994 and 25,854,651 at March 31, 2007 and 2006, respectively	261	259
Additional paid-in capital	184,038	177,014
Retained earnings	83,785	53,882
Treasury stock (shares at cost: 84,691 and 84,274 at March 31, 2007 and 2006, respectively)	(581)	(573)
Deferred compensation	573	573
Accumulated other comprehensive loss	(4,460)	(9,389)

Total stockholders’ equity	263,616	221,766	19%

Total liabilities and stockholders’ equity	$3,819,757	$3,192,932	20%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended
	March 31
	2007	2006

Interest income
Interest and fees on loans	$61,174	$43,800
Securities	5,969	6,831
Federal funds sold	5	24
Deposits in other banks	15	11

Total interest income	67,163	50,666
Interest expense
Deposits	30,890	19,307
Federal funds purchased	2,153	1,908
Repurchase agreements	394	1,202
Other borrowings	12	554
Long-term debt	2,047	828

Total interest expense	35,496	23,799

Net interest income	31,667	26,867
Provision for loan losses	1,200	—

Net interest income after provision for loan losses	30,467	26,867
Non-interest income
Service charges on deposit accounts	893	856
Trust fee income	1,077	843
Bank owned life insurance (BOLI) income	298	286
Brokered loan fees	479	369
Equipment rental income	1,459	513
Other	930	875

Total non-interest income	5,136	3,742
Non-interest expense
Salaries and employee benefits	14,557	11,846
Net occupancy expense	2,020	2,011
Leased equipment depreciation	1,207	381
Marketing	757	702
Legal and professional	1,661	1,452
Communications and data processing	832	692
Franchise taxes	41	61
Other	3,020	2,984

Total non-interest expense	24,095	20,129

Income from continuing operations before income taxes	11,508	10,480
Income tax expense	3,922	3,573

Income from continuing operations	7,586	6,907
Income (loss) from discontinued operations (after-tax)	36	(264)

Net income	$7,622	$6,643

Basic earnings per share:
Income from continuing operations	$.29	$.27
Net income	$.29	$.26

Diluted earnings per share:
Income from continuing operations	$.29	$.26
Net income	$.29	$.25

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	1st Quarter		4th Quarter		3rd Quarter		2nd Quarter		1st Quarter
	2007		2006		2006		2006		2006

Beginning balance	$21,003		$20,841		$19,646		$18,909		$18,897
Loans charged-off:
Commercial	146		837		70		1,618		—
Real estate	—		—		—		—		—
Consumer	—		—		—		—		3
Leases	—		36		—		30		10

Total	146		873		70		1,648		13
Recoveries:
Commercial	504		12		441		5		4
Consumer	13		—		—		—		1
Leases	15		23		74		130		20

Total recoveries	532		35		515		135		25

Net charge-offs (recoveries)	(386)		838		(445)		1,513		(12)
Provision for loan losses	1,200		1,000		750		2,250		—

Ending balance	$22,589		$21,003		$20,841		$19,646		$18,909

Reserve to loans held for investment (2)	.78%		.77%		.82%		.81%		.84%
Reserve to average loans held for investment (2)	.82%		.80%		.84%		.83%		.87%
Net charge-offs (recoveries) to average loans (1) (2)	(.06)%		.13%		(.07)%		.26%		(.00)%
Net charge-offs (recoveries) to average loans for last twelve months(1) (2)	.06%		.08%		.05%		.07%		(.01)%
Provision for loan losses to average loans (1) (2)	.18%		.15%		.12%		.38%		—
Reserve as a multiple of net charge-offs	N/M		25.1	x	N/M		13.0	x	N/M

Non-performing loans:
Loans past due (90 days) (3)	$4,828		$2,192		$2,627		$2,746		$2,824
Non-accrual	8,843		9,088		6,432		5,063		6,032

Total	$13,671		$11,280		$9,059		$7,809		$8,856

Other real estate owned	$89		$882		$882		$89		$89

Reserve to non-performing loans	1.7	x	1.9	x	2.3	x	2.5	x	2.1	x
Reserve to non-accrual loans	2.6	x	2.3	x	3.2	x	3.9	x	3.1	x
Reserve to non-performing assets	1.6	x	1.7	x	2.1	x	2.5	x	2.1	x
Non-accrual loans to loans(2)	.31%		.33%		.25%		.21%		.27%
Loans past due 90 days to loans(2)	.17%		.08%		.10%		.11%		.12%
Non-performing loans to loans(2)	.47%		.41%		.36%		.32%		.39%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At March 31, 2007, loans past due 90 days and still accruing includes premium finance loans of $928,000. These loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. The total also includes $3.4 million in loans that were paid off in early April 2007. After giving effect to these reductions, the ratio of non-performing loans to total loans was .36% and the ratio of the reserve to non-performing loans increased to 2.2.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2007	2006	2006	2006	2006

Interest income
Interest and fees on loans	$61,174	$59,882	$56,320	$50,692	$43,800
Securities	5,969	6,266	6,488	6,726	6,831
Federal funds sold	5	14	24	3	24
Deposits in other banks	15	16	16	13	11

Total interest income	67,163	66,178	62,848	57,434	50,666
Interest expense
Deposits	30,890	29,487	28,337	22,369	19,307
Federal funds purchased	2,153	1,793	1,753	2,433	1,908
Repurchase agreements	394	587	665	1,562	1,202
Other borrowings	12	393	634	890	554
Long-term debt	2,047	2,086	1,358	1,167	828

Total interest expense	35,496	34,346	32,747	28,421	23,799

Net interest income	31,667	31,832	30,101	29,013	26,867
Provision for loan losses	1,200	1,000	750	2,250	—

Net interest income after provision for loan losses	30,467	30,832	29,351	26,763	26,867
Non-interest income
Service charges on deposit accounts	893	865	780	805	856
Trust fee income	1,077	1,073	1,008	866	843
Bank owned life insurance (BOLI) income	298	301	255	292	286
Brokered loan fees	479	521	656	483	369
Equipment rental income	1,459	1,433	1,147	815	513
Other	930	640	632	728	875

Total non-interest income	5,136	4,833	4,478	3,989	3,742
Non-interest expense
Salaries and employee benefits	14,557	13,711	12,542	12,484	11,846
Net occupancy expense	2,020	2,111	1,907	1,953	2,011
Leased equipment depreciation	1,207	1,002	928	786	381
Marketing	757	785	690	905	702
Legal and professional	1,661	2,084	1,590	1,360	1,452
Communications and data processing	832	862	843	733	692
Franchise taxes	41	58	58	104	61
Other	3,020	3,380	3,077	2,831	2,984

Total non-interest expense	24,095	23,993	21,635	21,156	20,129

Income from continuing operations before income taxes	11,508	11,672	12,194	9,596	10,480
Income tax expense	3,922	3,958	4,157	3,273	3,573

Income from continuing operations	7,586	7,714	8,037	6,323	6,907
Income (loss) from discontinued operations (after-tax)	36	356	(167)	18	(264)

Net income	$7,622	$8,070	$7,870	$6,341	$6,643

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	1st Quarter 2007			4th Quarter 2006			3rd Quarter 2006			2nd Quarter 2006			1st Quarter 2006
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$467,219	$5,535	4.80%	$490,001	$5,830	4.72%	$507,156	$6,055	4.74%	$537,934	$6,291	4.69%	$567,653	$6,396	4.57%
Securities — Non-taxable(2)	48,549	668	5.58%	48,573	669	5.46%	48,595	666	5.44%	48,614	669	5.52%	48,635	669	5.58%
Federal funds sold	418	5	4.85%	1,004	14	5.53%	1,750	24	5.44%	200	3	6.02%	2,233	24	4.36%
Deposits in other banks	1,097	15	5.55%	1,207	16	5.26%	1,498	16	4.24%	908	13	5.74%	1,079	11	4.13%
Loans held for sale	156,400	2,791	7.24%	155,620	2,791	7.12%	150,225	2,747	7.25%	103,483	1,752	6.79%	71,282	1,154	6.57%
Loans held for investment	2,767,834	58,383	8.55%	2,620,307	57,091	8.64%	2,479,057	53,573	8.57%	2,360,189	48,940	8.32%	2,168,410	42,646	7.98%
Less reserve for loan losses	21,001	—	—	20,751	—	—	19,823	—	—	19,129	—	—	18,898	—	—

Loans, net of reserve	2,903,233	61,174	8.55%	2,755,176	59,882	8.62%	2,609,459	56,320	8.56%	2,444,543	50,692	8.32%	2,220,794	43,800	8.00%

Total earning assets	3,420,516	67,397	7.99%	3,295,961	66,411	7.99%	3,168,458	63,081	7.90%	3,032,199	57,668	7.63%	2,840,394	50,900	7.27%
Cash and other assets	231,412			225,092			217,663			208,502			205,999

Total assets	$3,651,928			$3,521,053			$3,386,121			$3,240,701			$3,046,393

Liabilities and Stockholders’ Equity
Transaction deposits	$105,592	$282	1.08%	$97,428	$276	1.12%	$99,549	$284	1.13%	$112,046	$310	1.11%	$117,685	$312	1.08%
Savings deposits	821,526	9,175	4.53%	879,452	10,063	4.54%	769,271	8,703	4.49%	701,007	7,257	4.15%	671,102	6,195	3.74%
Time deposits	769,485	9,756	5.14%	598,258	7,658	5.08%	643,708	8,069	4.97%	684,630	7,784	4.56%	635,250	6,664	4.25%
Deposits in foreign branches	915,229	11,677	5.17%	875,851	11,490	5.20%	845,338	11,281	5.29%	562,223	7,018	5.01%	541,084	6,136	4.60%

Total interest bearing deposits	2,611,832	30,890	4.80%	2,450,989	29,487	4.77%	2,357,866	28,337	4.77%	2,059,906	22,369	4.36%	1,965,121	19,307	3.98%
Other borrowings	207,303	2,559	5.01%	219,644	2,773	5.01%	238,350	3,052	5.08%	405,424	4,885	4.83%	350,084	3,664	4.24%
Long-term debt	113,406	2,047	7.32%	113,406	2,086	7.30%	73,064	1,358	7.37%	64,521	1,167	7.25%	46,394	828	7.24%

Total interest bearing liabilities	2,932,541	35,496	4.91%	2,784,039	34,346	4.89%	2,669,280	32,747	4.87%	2,529,851	28,421	4.51%	2,361,599	23,799	4.09%
Demand deposits	439,071			470,701			464,645			468,449			445,012
Other liabilities	26,494			22,106			21,633			19,055			19,309
Stockholders’ equity	253,822			244,207			230,563			223,346			220,473

Total liabilities and stockholders’ equity	$3,651,928			$3,521,053			$3,386,121			$3,240,701			$3,046,393

Net interest income		$31,901			$32,065			$30,334			$29,247			$27,101
Net interest margin			3.78%			3.86%			3.80%			3.87%			3.87%

(1) The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2) Taxable equivalent rates used where applicable.

Additional information from discontinued operations:
Loans held for sale	$12,068			$22,763			$27,422			$33,806			$30,748
Borrowed funds	12,068			22,763			27,422			33,806			30,748
Net interest income		$46			$87			$1,972			$2,113			$1,854
Net interest margin — consolidated			3.77%			3.84%			4.01%			4.10%			4.09%